UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549
 ____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act Of 1934

May 14, 2009
Date of Report (Date of earliest event reported)
___________________________________________________________

Non-Invasive Monitoring Systems, Inc.
(Exact Name of Registrant as Specified in Charter)
___________________________________________________________

Florida	0-13176	59-2007840
(State of Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification Number)

4400 Biscayne Boulevard, Suite 180, Miami, Florida 33137
(Address of principal executive offices)  (Zip Code)

(305) 861-0075
(Registrant’s telephone number, including area code)

4400 Biscayne Boulevard, Suite 680, Miami, Florida 33137
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant’s Certifying Accountant.

Effective May 14, 2009, our client auditor relationship with Eisner LLP (“Eisner”) was terminated as we dismissed Eisner.  Effective May 14, 2009, we engaged Morrison, Brown, Argiz & Farra, LLP (“MBAF”) as our principal independent registered public accountant for the fiscal year ended July 31, 2009.  The decision to change accountants was recommended, approved and ratified by the Audit Committee of our Board of Directors effective May 14, 2009.

Eisner was engaged on or about September 5, 2006.

Eisner’s report on our financial statements for the fiscal years ended July 31, 2008 and 2007, and any later interim period, including the interim period up to and including the date our relationship with Eisner ceased, did not contain any adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles except that Eisner’s reports for each of the fiscal years ended July 31, 2008 and 2007 contained an explanatory paragraph that expressed substantial doubt about our ability to continue as a going concern.

In connection with the audits of our fiscal years ended July 31, 2008 and July 31, 2007, and any later interim period, including the interim period up to and including the date our relationship with Eisner ceased, there were no disagreements between Eisner and us on a matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of Eisner would have caused Eisner to make reference to the subject matter of the disagreement in connection with its reports on our financial statements.

There have been no reportable events as provided in Item 304(a)(1)(v) of Regulation S-K during our fiscal years ended July 31, 2008 and July 31, 2007, and any later interim period, including the interim period up to and including the date our relationship with Eisner ceased.  We identified and reported upon certain weaknesses in internal control in our filings with the Securities and Exchange Commission (the “Commission”) for the fiscal years ended July 31, 2008 and 2007; however Eisner has not been engaged to perform an audit of our internal control over financial reporting, and accordingly has not reported thereon or on the remediation thereof.

We have authorized Eisner to respond fully to any inquiries of MBAF relating to their engagement as our independent registered accountant.  We have requested that Eisner review the disclosure provided in this Report in response to Item 304(a) of Regulation S-K (“Item 304(a)”) and furnish us with a letter addressed to the Commission stating whether it agrees with the statements made herein in response to Item 304(a) and, if not, stating the respects in which it does not agree.  Such letter is filed as an exhibit to this Report.

During our fiscal years ended July 31, 2008 and July 31, 2007, and any later interim period, including the interim period ended January 31, 2009 relating to the Form 10-Q filed with the Commission on March 17, 2009 and up to and including the date our relationship with Eisner ceased, we have not consulted with MBAF regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01   Financial Statements and Exhibits

Exhibit Number	Description

16.1	Letter from Eisner, LLP dated May 15, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NON-INVASIVE MONITORING SYSTEMS, INC.

By:	/s/ Adam S. Jackson
Name: Adam S. Jackson
Title: Chief Financial Officer

Date:  May 15, 2009

Exhibit Index

Exhibit Number	Description

16.1	Letter from Eisner LLP dated May 15, 2009.